SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 3, 2005
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                           ENZON PHARMACEUTICALS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-12957                  22-2372868
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(State or other jurisdiction  (Commission file Number) (IRS Identification No.)
      of incorporation)




              685 Route 202/206, Bridgewater, New Jersey        08807
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               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code           (908) 541-8600

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition

On November 3, 2005, we issued a press release to report our results of operations and financial condition for the quarter ended September 30, 2005. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Item 2.02.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1     Press Release dated November 3, 2005




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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  November 3, 2005        By: /s/ Craig Tooman
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                                    Craig A. Tooman
                                    Executive Vice President,
                                    Finance and Chief Financial Officer